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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) OCTOBER 25, 1999.
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            First Union Residential Securitization Transactions, Inc.
               (Issuer in respect of the FURST Mortgage Loan Trust
                Mortgage Pass-Through Certificates Series 1999-A)
                -------------------------------------------------

             (Exact name of registrant as specified in its charter)


         Delaware                     333-3574                    56-1967773
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(State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation)                 File Number)             Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5.  See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the OCTOBER 1999 payment to the FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the OCTOBER 25, 1999 Payment Date.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of First Union Residential Securitization Transactions, Inc. by the undersigned thereunto duly authorized.



Dated:  DECEMBER 3, 1999  By:  First Union National Bank, as Trust Administrator
                               and on behalf of First Union Residential
                               Securitization Transactions, Inc.

                               BY: Robert Ashbaugh
                                   ---------------------------------------------
                                   Vice President


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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the OCTOBER 25, 1999 Payment Date.


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